IMPORTANT NOTICE
PLEASE READ IMMEDIATELY

                    TAX-FREE TRUST OF ARIZONA

      380 Madison Avenue, Suite 2300, New York, N.Y. 10017

                   NOTICE OF ANNUAL MEETING OF
                     SHAREHOLDERS TO BE HELD
                      on NOVEMBER 6, 1997

TO OUR SHAREHOLDERS:

     The purpose of this Notice is to advise you that an Annual
Meeting of the Shareholders of Tax-Free Trust of Arizona (the
"Trust") will be held:

Place:    (a)  Ritz/Carlton Phoenix
               2401 East Camelback Road
               Phoenix, AZ 85016

Time:     (b)  on November 6, 1997 at 1:00 p.m. local time;

Purposes: (c)  for the following purposes:

               (i) to elect eight Trustees; each Trustee elected will hold office until the next annual meeting of the Trust's shareholders or until his or her successor is duly elected;

               (ii) to ratify (that is, to approve) or reject the selection of KPMG Peat Marwick LLP as the Trust's independent auditors for the fiscal year ending
               June 30, 1998 (Proposal No. 1);


Please Note:
If you do not expect to attend the Meeting, you are requested to indicate voting instructions on the enclosed proxy and to date, sign and return it in the accompanying stamped envelope. To avoid unnecessary expense to the Trust, your cooperation is requested in mailing in your proxy no matter how large or small your holding may be.
               (iii) to consider a proposed new investment advisory and administration agreement between the Trust and Aquila Management Corporation, which currently serves as the Trust's Administrator, under which it would become the Trust's investment adviser by contracting with others at its expense, as well as continuing to provide administrative services as heretofore, and under which all advisory fees and administration fees would be paid to it (Proposal No. 2);

               (iv) to consider a proposed new sub-advisory agreement between Aquila Management Corporation as Manager and Banc One Investment Advisors
               Corporation as Sub-Adviser (Proposal No. 3);

               (v)  to act upon any other matters which may
               properly come before the Meeting at the scheduled time and place or any adjourned meeting or meetings.

Who Can
Vote What
Shares:   (d)  To vote at the Meeting, you must have been a
               shareholder on the Trust's records at the close of business on August 20, 1997 (the "record date").
               Also, the number of shares of each of the Trust's three classes of shares that you held at that time and the respective net asset values of each class of shares at that time determines the number of votes you may cast at the Meeting (or any adjourned meeting or meetings).







                    By Order of the Board of Trustees


                    EDWARD M. W. HINES
                    Secretary



September 20, 1997




                              (ii)

                    TAX-FREE TRUST OF ARIZONA
    380 Madison Avenue, Suite 2300, New York, New York 10017
                         PROXY STATEMENT

                          INTRODUCTION

     This annual meeting of the shareholders of Tax-Free Trust of Arizona will consider, in addition to the election of Trustees and the ratification of the selection of the Trust's auditors, two special proposals of vital importance to the Trust:

     * Action upon a proposed new investment advisory and administration agreement between the Trust and Aquila Management Corporation, which currently serves as the Trust's Administrator, under which it will become the Trust's investment adviser by contracting with others at its expense, as well as continuing to provide administrative services as heretofore, and under which all advisory fees and administration fees would be paid to it (Proposal No. 2);

     * Action on a proposed new sub-advisory agreement between Aquila Management Corporation and Banc One Investment
          Advisors Corporation as Sub-Adviser; (Proposal No. 3)

     The Board of Trustees believes that all of these proposals are in the best interest of the Trust and its shareholders.
Please read the proxy statement and then indicate your vote on the enclosed proxy card as soon as possible.

                          INTRODUCTION

     The purpose of the Notice (the first two pages of this document) is to advise you of the time, place and purposes of an Annual Meeting of the Shareholders of Tax-Free Trust of Arizona (the "Trust"). The purpose of this proxy statement (all the rest of this document) is to give you information on which you may base your decisions as to the choices, if any, you make on the enclosed proxy card.

     A copy of the Trust's most recent annual report will be sent to you without charge upon written request to the Trust's
Distributor, Aquila Distributors, Inc., 380 Madison Avenue, Suite
2300, New York, NY 10017 or by calling 800-437-1020 toll-free or
212-697-6666.

     The Trust's organizer and administrator (the
"Administrator") is Aquila Management Corporation, 380 Madison Avenue, Suite 2300, New York, NY 10017. The Trust's investment adviser is Bank One Arizona, NA (the "Adviser"), 241 North Central Avenue, Phoenix, Arizona. The Adviser is a wholly-owned subsidiary of BANC ONE CORPORATION, Columbus, Ohio. The Trust's distributor (principal underwriter) is Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017.

     This Notice and Proxy Statement are first being mailed on or about September 20, 1997.

     The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; the Trust calls these persons the "proxy holders." As to the election of Trustees you may authorize the proxy holders to vote your shares for the entire slate indicated below by marking the appropriate box on the proxy card or by merely signing and returning your proxy card with no instructions. Or, you may withhold the authority of the proxy holders to vote on the election of Trustees by marking the appropriate box. Also, you may withhold that authority as to any particular nominee by striking a line through the nominee's name on the proxy card.

     As to the other matters listed on the proxy card, you may direct the proxy holders to vote your shares on those proposals by checking the appropriate box "For" or "Against" or instruct them not to vote your shares on a proposal by checking the "Abstain" box. If you return your signed proxy card and do not check any box on a proposal, the proxy holders will vote your shares for that proposal. Shares held by brokers in "street name" and not voted or marked as abstentions will not be counted for purposes of determining a quorum or the vote on any matter.

     You may end the power of the proxy holders to vote your shares after you have signed and returned your proxy card and before the power is used by (i) so notifying the Trust in writing; (ii) signing a new and different proxy card (if the Trust receives it before the old one is used); or (iii) voting your shares in person or by your duly appointed agent at the meeting.

     The Trust is sending you this Notice and Proxy Statement in connection with the solicitation by its Trustees of proxy cards ("proxies") to be used at the Annual Meeting to be held at the time and place and for the purposes indicated in the Notice or any adjourned meeting or meetings. The Trust pays the costs of the solicitation. Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be requested to forward this Notice and Proxy Statement to beneficial owners of the Trust's shares so that these owners may authorize the voting of these shares. The Trust will pay these firms for their out-of-pocket expenses for doing so.

     The Trust has three classes of shares outstanding. Shareholders of the Trust of all three classes are entitled to vote at the meeting. Each shareholder on the record date is entitled to one (1) vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date. All matters to come before the meeting, including the election of Trustees, will be decided by the votes of a majority of the shares present and voting, except that a different voting requirement applies to Proposals No. 2 and No. 3. On the record date the net asset values per share of each of the of the Trust's classes of shares was Class A Shares, $10.70, Class C Shares, $10.73 and Class Y Shares $10.72.

     On the record date the total number of shares of the Trust of each class outstanding and entitled to vote was 36,808,273
Class A Shares, 28,009 Class C Shares and 10.4 Class Y Shares.

     On the record date, Dean Witter, 5 World Trade Center, New York, NY 10048 held of record 25,113 Class C Shares (89.7% of the class) and Alex Brown & Sons, Inc. held of record 1,438 Class C Shares (5.1% of the Class). On the basis of information received from the holders, the Trust's management believes that all of the shares indicated are held for the benefit of clients. Aquila Management Corporation held of record 10.4 Class Y Shares (100% of the Class). The Trust's management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.

                      ELECTION OF TRUSTEES

     At the Meeting, eight Trustees are to be elected. Whenever it is stated in this Proxy Statement that a matter is to be acted on at the Meeting, this means the Meeting held at the scheduled time or any adjourned meeting or meetings.

     Each Trustee elected will serve until the next annual meeting or until his or her successor is duly elected. The nominees selected by the Trustees are named in the table below. See "Introduction" above for information as to how you can instruct the proxy holders as to the voting of your shares as to the election of Trustees.

     All of the nominees are presently Trustees and were elected by the shareholders in October, 1996. Mr. Herrmann, Mr. Courtney, Mr. Ensign and Ms. Mills have been Trustees since the beginning of the Trust's operations in March 1986, were named as a Trustee either in the original Declaration of Trust or by such original Trustees, and were also elected as a Trustee by the Trust's sole original shareholder, Aquila Management Corporation, the Trust's Administrator (the "Administrator"). Mr. Albrecht and Mr. Carlson have been Trustees since 1987. Ms. Herrmann and Mr. Lucking have been Trustees since 1994. Mr. Herrmann is an interested person, as that term is defined in the Investment Company Act of 1940 (the "1940 Act"), of the Trust as an officer of the Trust and as a Director, officer and shareholder of the Trust's Distributor. Ms. Herrmann is an interested person of the Trust, as a member of Mr. Herrmann's immediate family. Mr. Carlson and Mr. Lucking are interested persons of the Trust as security holders of the Adviser's parent, BANC ONE CORPORATION. Interested Trustees are so designated by an asterisk. The beneficial ownership of shares, all of which are Class A Shares, indicated below as of the record date, includes voting and investment control unless otherwise indicated. Shares are given to the nearest full share. As a group the officers and Trustees own less than 1% of the Trust's outstanding shares.

     Described in the following material are the name, positions with the Trust, age as of the record date and business experience during at least the past five years (other than with the Trust) of each nominee and all officers of the Trust.

Lacy B. Herrmann*, President and Chairman of the Board of
Trustees, Age: 68, Shares Owned: 192.4

Founder, President and Chairman of the Board of Aquila Management Corporation since 1984, the sponsoring organization and Administrator and/or Adviser or Sub-Adviser to the following open-end investment companies, and Founder, Chairman of the Board of Trustees, and President of each: Pacific Capital Cash Assets Trust since 1984; Churchill Cash Reserves Trust since 1985; Pacific Capital U.S. Treasuries Cash Assets Trust since 1988; Pacific Capital Tax-Free Cash Assets Trust since 1988; each of which is a money market fund, and together with Capital Cash Management Trust ("CCMT") are called the Aquila Money-Market Funds; and Hawaiian Tax-Free Trust since 1984; Tax-Free Trust of Oregon since 1986; Tax-Free Fund of Colorado since 1987; Churchill Tax-Free Fund of Kentucky since 1987; Tax-Free Fund For Utah since 1992; and Narragansett Insured Tax-Free Income Fund since 1992; each of which is a tax-free municipal bond fund, and two equity funds, Aquila Rocky Mountain Equity Fund since 1993 and Aquila Cascadia Equity Fund, since 1996, which, together with this Trust are called the Aquila Bond and Equity Funds; Vice President, Director, Secretary and formerly Treasurer of Aquila Distributors, Inc. since 1981, distributor of the above funds; President and Chairman of the Board of Trustees of CCMT, a money market fund since 1981, and an Officer and Trustee/Director of its predecessors since 1974; Chairman of the Board of Trustees and President of Prime Cash Fund (which is inactive), since 1982 and of Short Term Asset Reserves 1984-1996; President and a Director of STCM Management Company, Inc., sponsor and sub-adviser to CCMT; Chairman, President, and a Director since 1984, of InCap Management Corporation, formerly sub-adviser and administrator of Prime Cash Fund and Short Term Asset Reserves, and Founder and Chairman of several other money market funds; Director or Trustee of OCC Cash Reserves, Inc., Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest Value Fund, Inc., and Trustee of Quest For Value Accumulation Trust, The Saratoga Advantage Trust, and of the Rochester Group of Funds, each of which is an open-end investment company; Trustee of Brown University, 1990-1996 and currently Trustee Emeritus; actively involved for many years in leadership roles with university, school and charitable organizations.

Philip E. Albrecht, C.F.A., Trustee, Age: 72, Shares Owned: 6,520

Retired; Senior Vice President, Investments of National Securities & Research Corporation, 1973-1984; Vice President of Research of Merrill Lynch, Pierce, Fenner & Smith, 1949-1973; past President of The New York Society of Security Analysts; former officer and Director of The Financial Analysts Federation; former officer and Trustee of the Institute of Chartered Financial Analysts; active in a similar capacity with various other professional organizations; Trustee of Tax-Free Fund For Utah since 1992.

Arthur K. Carlson*, Trustee, Age: 74, Shares Owned: 4,097

Retired; Advisory Director of the Renaissance Companies (design and construction companies of commercial, industrial and upscale residential properties) since 1996; Senior Vice President and Manager of the Trust Division of The Valley National Bank of Arizona, 1977-1987; Trustee of Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, and Pacific Capital Cash Assets Trust since 1987, of Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Treasuries Cash Assets Trust since 1988 and of Aquila Rocky Mountain Equity Fund since 1993; previously Vice President of Investment Research at Citibank, New York City, and prior to that Vice President and Director of Investment Research of Irving Trust Company, New York City; past President of The New York Society of Security Analysts and currently a member of the Phoenix Society of Financial Analysts; formerly Director of the Financial Analysts Federation; past Chairman of the Board and, currently, Director of Mercy Healthcare of Arizona, Phoenix, Arizona since 1990; Director of Northern Arizona University Foundation since 1990; present or formerly an officer and/or director of various other community and professional organizations.

Thomas W. Courtney, C.F.A., Trustee, Age: 63, Share Owned: 625

President of Courtney Associates, Inc., a venture capital firm, since 1988; General Partner of Trivest Venture Fund, 1983-1988; President of Federated Investment Counseling Inc., 1975-1982; President of Boston Company Institutional Investors, Inc., 1970-1975; formerly a Director of the Financial Analysts Federation; Trustee of Hawaiian Tax-Free Trust and Pacific Capital Cash Assets Trust since 1984, and of Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Treasuries Cash Assets Trust since 1988; Director or Trustee of OCC Cash Reserves, Inc., Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest Value Fund, Inc., and Trustee of Quest For Value Accumulation Trust and of the Rochester Group of Funds, each of which is an open-end investment company.

William L. Ensign, Trustee, Age: 68,  Shares Owned: 645 (1)

Assistant Architect of the United States Capital, Washington, D.C. since 1980; formerly President and Chief Executive Officer of McLeod Ferrara Ensign, a planning, architectural, and interior design firm, in Washington D.C. and Maryland; a Fellow and former member of the Board of Directors of the American Institute of Architects and past President of the Washington-Metropolitan Chapter of the A.I.A.; active in the National Trust for Historic Preservation; designee to the Advisory Council on Historic Preservation; designee to the Zoning Commission of the District of Columbia since 1989; Trustee Tax-Free Fund For Utah since 1991; Trustee of Oxford Cash Management Fund, 1983-1989.

(1) Held jointly with his wife.

Diana P. Herrmann*, Trustee, Age: 39, Shares Owned: 457.8

Trustee of Tax-Free Trust of Oregon since 1994, of Churchill Tax-Free Fund of Kentucky and Churchill Cash Reserves Trust since 1995, of Aquila Cascadia Equity Fund since 1996 and of Aquila Rocky Mountain Equity Fund and Tax-Free Fund for Utah since 1997; President and Chief Operating Officer of the Administrator since 1997; Senior Vice President and Secretary, formerly Vice President of the Administrator since 1986 and Director since 1984; Senior Vice President or Vice President and formerly Assistant Vice President of the Aquila Money-Market Funds since 1986; Vice President of the Aquila Bond and Equity Funds since 1997; Vice President of InCap Management Corporation since 1986 and Director since 1983; Assistant Vice President of Oxford Cash Management Fund, 1986-1988; Assistant Vice President and formerly Loan Officer of European American Bank, 1981-1986; daughter of the Trust's President; Trustee of the Leopold Schepp Foundation (academic scholarships) since 1995; actively involved in mutual fund and trade associations and in college and other volunteer organizations.

John C. Lucking*, Trustee, Age: 54, Shares Owned: 1,215.4

Consulting Economist for Econ-Linc since 1995; Consulting Economist of Bank One Arizona (formerly Valley National bank of Arizona) 1994-1996; Chief Economist of that bank, 1987-1994; Municipal bond analyst and Government Securities salesman, 1984-1987; Financial Analyst of Phelps Dodge Corporation (a mining company) 1980-1984; Director of New Mexico and Arizona Land Company since 1993.

Anne J. Mills, Trustee, Age: 58, Shares Owned: 727.3

Vice President for Business Affairs of Ottawa University since 1992; Director of Customer Fulfillment, U.S. Marketing and Services Group, IBM Corporation, 1990-1991; Director of Business Requirements of that Group, 1988-1990; Director of Phase Management of that Group, 1985-1988; Budget Review Officer of the American Baptist Churches/USA since 1994; Director of the American Baptist Foundation since 1985; Trustee of Brown University; Trustee of Churchill Cash Reserves Trust since 1985, of Churchill Tax-Free Fund of Kentucky, Tax-Free Fund of Colorado and Capital Cash Management Trust since 1987 and of Tax-Free Fund For Utah since 1994.

William C. Wallace, Senior Vice President, Age: 61

Vice President of Capital Cash Management Trust and Pacific Capital Cash Assets Trust since 1984; Senior Vice President of Hawaiian Tax-Free Trust since 1985 and Vice President, 1984-1985; Vice President of Tax-Free Trust of Oregon since 1986, of Churchill Tax-Free Fund of Kentucky and Tax-Free Fund of Colorado since 1987, of Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Treasuries Cash Assets Trust since 1988 and of Narragansett Insured Tax-Free Income Fund since 1992; Secretary and Director of STCM Management Company, Inc. since 1974; President of the Distributor since 1995 and formerly Vice President of the Distributor, 1986-1992; Member of the Panel of Arbitrators, American Arbitration Association, since 1978; Assistant Vice President, American Stock Exchange, Market Development Division, and Director of Marketing, American Gold Coin Exchange, a subsidiary of the American Stock Exchange, 1976-1984.

Susan A. Cook, Vice President, Age: 42

Registered Representative of Aquila Distributors, Inc. since 1993; Vice President of Cowen & Company, Members of the New York Stock Exchange, 1988-1991. Institutional Sales and Trading at Robertson, Stephens, & Montgomery Securities in San Francisco, CA, 1981-1986.

Kristian P. Kjolberg, Vice President, Age: 35

Registered Representative of Aquila Distributors, Inc. since
1995; Financial Adviser and Registered Representative of Sentra
Securities Corporation, 1992-1995; Financial Adviser of
Prudential Insurance Company, 1990-1992.

Rose F. Marotta, Chief Financial Officer, Age: 73

Chief Financial Officer of the Aquila Money-Market Funds and the Aquila Bond and Equity Funds since 1991 and Treasurer, 1981-1991; formerly Treasurer of the predecessor of CCMT; Treasurer and Director of STCM Management Company, Inc., since 1974; Treasurer of Trinity Liquid Assets Trust, 1982-1986 and of Oxford Cash Management Fund, 1982-1988; Treasurer of InCap Management Corporation since 1982, of the Administrator since 1984 and of the Distributor since 1985.

Richard F. West, Treasurer, Age:61

Treasurer of the Aquila Money-Market Funds and the Aquila Bond and Equity Funds and of Aquila Distributors, Inc. since 1992; Associate Director of Furman Selz Incorporated, 1991-1992; Vice President of Scudder, Stevens & Clark, Inc. and Treasurer of Scudder Institutional Funds, 1989-1991; Vice President of Lazard Freres Institutional Funds Group, Treasurer of Lazard Freres Group of Investment Companies and HT Insight Funds, Inc., 1986-1988; Vice President of Lehman Management Co., Inc. and Assistant Treasurer of Lehman Money Market Funds, 1981-1985; Controller of Seligman Group of Investment Companies, 1960-1980.

Edward M. W. Hines, Secretary, Age: 67

Partner of Hollyer Brady Smith Troxell Barrett Rockett Hines & Mone LLP, attorneys, since 1989 and counsel, 1987-1989; Secretary of the Aquila Money-Market Funds and the Aquila Bond and Equity Funds since 1982; Secretary of Trinity Liquid Assets Trust, 1982-1985 and Trustee of that Trust, 1985-1986; Secretary of Oxford Cash Management Fund, 1982-1988.

John M. Herndon, Assistant Secretary, Age: 57

Assistant Secretary of the Aquila Money-Market Funds and the Aquila Bond and Equity Funds since 1995 and Vice President of the Aquila Money-Market Funds since 1990; Vice President of the Administrator since 1990; Investment Services Consultant and Bank Services Executive of Wright Investors' Service, a registered investment adviser, 1983-1989; Member of the American Finance Association, the Western Finance Association and the Society of Quantitative Analysts.

Patricia A. Craven, Assistant Secretary & Compliance Officer,
Age: 31

Assistant Secretary of the Aquila Money-Market Funds and the
Aquila Bond and Equity Funds since 1995; Counsel to the
Administrator and the Distributor since 1995; formerly a Legal
Associate for Oppenheimer Management Corporation, 1993-1995.

Compensation of Trustees

     The Trust does not pay fees to Trustees affiliated with the Administrator or to any of the Trust's officers. During the fiscal year ended June 30, 1997, the Trust paid $88,816 in fees and reimbursement of expenses to its other Trustees. The Trust is one of the 14 funds in the Aquilasm Group of Funds, which consist of tax-free municipal bond funds, money market funds and two equity funds. The following table lists the compensation of all Trustees who received compensation from the Trust and the compensation they received during the Trust's fiscal year from other funds in the Aquilasm Group of Funds. None of such Trustees has any pension or retirement benefits from the Trust or any of the other funds in the Aquila group.



                                 Compensation        Number of
                                 from all            boards on
               Compensation      funds in the        which the
               from the          Aquila              Trustee
Name           Trust             Group               now serves


Philip E.
Albrecht       $10,965             $13,236             2

Arthur K.
Carlson        $10,924             $63,323             7

Thomas W.
Courtney       $11,875             $54,340             5

William L.
Ensign         $3,800              $4,500              2

John C.
Lucking        $10,550             $10,500             1

Anne J.
Mills          $10,816             $36,526             6



     The Administrator is administrator to the Aquilasm Group of Funds which consists of tax-free municipal bond funds, money market funds and two equity funds. As of July 31, 1997, these funds had aggregate assets of approximately $2.8 billion, of which approximately $1.9 billion consisted of assets of the tax-free municipal bond funds. The Administrator is controlled by Mr. Lacy B. Herrmann, through share ownership directly, through a trust and by his wife. For the year ended June 30, 1997, fees of $782,451 were accrued to each of the Adviser under the advisory agreement and the Administrator under the Trust's administration agreement. During the fiscal year ended June 30, 1997, Permitted Payments of $589,361 were made under the Trust's Distribution Plan to Qualified Recipients with respect to Class A Shares of the Trust, of which the Distributor received $17,669, and $1,815 of Permitted Payments were made to Qualified Recipients with respect to Class C Shares of the Trust, of which the Distributor received $337. The Distributor received $113 under the Trust's Shareholder Services Plan.

     The Distributor currently handles the distribution of the shares of fourteen funds (five money market funds, seven tax-free municipal bond funds and two equity funds) including the Trust. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. At the date of this proxy statement, there is a proposed transaction whereby all of the shares of the Distributor, which are currently owned 75% by Mr. Herrmann and 25% by Diana P. Herrmann, will be owned by certain directors and/or officers of the Administrator and/or the Distributor including Mr. Herrmann and Ms. Herrmann.

Other Information on Trustees

     The Trustees have appointed an Audit Committee consisting of all of the Trustees (the "Independent Trustees") who are not "interested persons," as that term is defined in the 1940 Act. The Committee (i) recommends to the Board of Trustees what firm of independent auditors will be selected by the Board of Trustees (subject to shareholder ratification); (ii) reviews the methods, scope and result of audits and the fees charged; and (iii) reviews the adequacy of the Trust's internal accounting procedures and controls. The Committee held two meetings during the Trust's last fiscal year. The Board of Trustees does not have a nominating committee. During the Trust's last fiscal year, the Board of Trustees held four meetings. All current Trustees were present for at least 75% of the total number of Board meetings and Audit Committee Meetings (if such Trustee was a member of that Committee).

            RATIFICATION OR REJECTION OF SELECTION OF
                      INDEPENDENT AUDITORS
                        (Proposal No. 1)

     KPMG Peat Marwick LLP, which is currently serving as the Trust's auditors, has been selected by the Trust's Board of Trustees, including a majority of the Independent Trustees, as the Trust's independent auditors for the fiscal year ending June 30, 1998, and such selection is submitted to the shareholders for ratification or rejection.

     The firm has no direct or indirect financial interest in the Trust, the Trust's Adviser or the Trust's Administrator. It is expected that representatives of the firm will not be present at the meeting but will be available should any matter arise requiring their presence.

                   BACKGROUND AND REASONS FOR
                    PROPOSALS NO. 2 AND NO. 3

     Proposals No. 2 and No. 3 are designed to change the form of the Trust's investment advisory and administration arrangements to a new structure involving an adviser and a sub-adviser. The proposed arrangements will not result in any change in overall management fees paid by the Trust, nor any change in the parties providing these services. Marketing efforts and positioning of the Trust will remain the same with a strong local niche orientation.

     The Board of Trustees believes that the new structure would, among other things, contribute to the stability, continuity and quality of local portfolio management, and would improve the ability of the Trust to obtain various services on beneficial terms.

     Under the proposals, Aquila Management Corporation ("Aquila"), which currently serves as the Trust's administrator, would in addition become investment adviser under a new agreement (the "Advisory and Administration Agreement") under which it would also continue to provide the Trust with all administrative services (Proposal No. 2). Also, under a proposed agreement (the "Sub-Advisory Agreement") between Aquila and Banc One Investment Advisors Corporation ("BOIAC"), the current investment advisory agreement would be replaced by one under which Aquila would appoint BOIAC as Sub-Adviser to the Trust (Proposal No. 3). Under the Sub-Advisory Agreement, BOIAC would continue to provide the Trust with advisory services of the kind which it currently provides to the Trust. The duties of the administrator, now performed under an administration agreement, would be performed by Aquila under the Advisory and Administration Agreement where it would be referred to as the "Manager." The current administration agreement will no longer be needed and will terminate upon approval of the proposed agreements.

     The Board of Trustees believes that it is in the best interest of the shareholders to provide Aquila with additional authority to supervise the investment advisory function, with the power to retain an investment sub-adviser (subject to the approval of the Board of Trustees and the shareholders) and to terminate a sub-adviser (subject to the approval of the Board of Trustees) if it were to deem doing so to be in the best interests of the Trust and its shareholders. The Board of Trustees considers that this authority will improve Aquila's ability to obtain for the Trust benefits of stability, continuity and quality of portfolio management.

     In addition, Aquila has advised the Board of Trustees that it plans to propose a similar reorganization to other funds in the Aquilasm Group of Trusts. If, as expected, those proposals are adopted, the following additional reasons support the proposed reorganization, although there can be no assurance that they will be realized:

     * There would be heightened public recognition of the Aquilasm Group and its funds, and better public relations possibilities.

     * The new arrangements would benefit the entire group because it would tend to increase the negotiating power of Aquila in dealing with service providers to the funds in various ways.

     * The arrangements potentially increase the standardization of procedures, e.g. compliance, among the advisers.

     The Board of Trustees noted that Aquila is the founder and organizer of the Trust and has continuously served as its administrator since 1992. Since 1985, Aquila has formed and sponsored seven state-specific tax-free municipal bond funds, which have grown to a total of $1.9 billion in combined assets. These funds and their years of inception are Hawaiian Tax-Free Trust (1985), Tax-Free Trust of Oregon (1986), the Trust (1986), Tax-Free Fund of Colorado (1987), Churchill Tax-Free Fund of Kentucky (1987), Narragansett Insured Tax-Free Income Fund (1992) and Tax-Free Fund For Utah (1992). Aquila has also sponsored five money market funds and two regional capital appreciation equity funds. As of July 31, 1997, the Aquilasm Group of Trusts had combined assets of approximately $2.8 billion.

     By founding the Trust and other state-specific tax-free municipal bond funds, Aquila has been able to offer to individual investors in various states a locally-managed, quality-oriented portfolio of municipal obligations, providing income that is exempt from state as well as federal income taxes.

     Aquila advised the Board of Trustees that a critical component of high-quality service to investors in its funds is a close familiarity with the local economy and market conditions that can only be provided by experienced local portfolio management. Aquila found that investment advisers that were a part of, or associated with, major local financial institutions had the experience and resources to provide this management. The Aquila bond funds are unusual compared with other such funds in emphasizing local portfolio management, which has been a major factor in their acceptance by investors.

     Recent years have seen a consolidation in the financial services industry that has resulted in many prominent local banks becoming parts of larger national institutions. A number of these transaction have affected the local advisers of other Aquila bond funds. In every instance, Aquila has been able to secure commitments to continuous local management, but in some instances it became necessary for Aquila to seek out other organizations to provide the continuity and quality of service that investors expect. The Board of Trustees believes that by providing Aquila with explicit authority to supervise the investment advisory function, the Board would better enable Aquila to ensure continuity and quality of local portfolio management.

     Another anticipated advantage of the proposed arrangements is that, to the extent extended, as planned, to other Aquila bond funds, Aquila expects to improve its ability to negotiate beneficial terms with service providers, such as transfer agents and pricing services, under substantially uniform agreements that would provide services to all of the bond funds. Because of the combined size of the bond funds, Aquila expects that its collective bargaining position would be enhanced and that costs for these services may be lower than would be obtained if these arrangements were negotiated on a piecemeal basis. There can be no assurance that this will occur.

     The Board of Trustees believes that making Aquila Manager has definite organizational benefits, including a better structure for handling any possible future changes. The costs of the change in structure will be borne by Aquila and not the Trust.

     In approving of the proposed new arrangements, the Board of Trustees stipulated that the Sub-Advisory Agreement could provide for its termination by the Adviser upon reasonable notice, provided, however, that the Adviser should not terminate the Sub-Advisory Agreement (and any attempt by the Adviser to terminate such agreement would be null and void) unless, prior to giving notice to the Sub-Adviser of such termination, either (i) the Advisory Agreement had been reapproved by the Board of Trustees of the Trust, in the manner described in Section 15 of the 1940 Act, in contemplation of the Adviser's managing the investment portfolio of the Trust without the assistance of a Sub-Adviser;
(ii) a new Sub-Advisory Agreement, to take effect upon the termination of the existing Sub-Advisory Agreement, had been approved by the Board of Trustees and the shareholders of the Trust as contemplated by Section 15 of the 1940 Act; (iii) the Board had authorized such termination; or (iv) the Adviser had complied with such other or additional directives and authorizations of the Board with respect to such termination as may from time to time be in effect.

Other Changes

     The current advisory agreement and the Administration Agreement provide that fees payable thereunder shall not exceed certain amounts or percentages of the Trust's net assets or income. These provisions, which were required by certain State securities laws, have had no effect on the Trust, due to its size. The state securities laws were preempted by Federal legislation in 1996 and accordingly, these provisions, which are no longer required by law would not be included in the new agreements.

Other Information About Aquila

     Aquila, founded in 1984, is controlled by Mr. Lacy B.
Herrmann (directly, through a trust and through share ownership by his wife). Aquila's shares are owned as follows:

     Elizabeth B. Herrmann              35%

     Lacy B. Herrmann                   25%

     Elizabeth B. Herrmann
     1993 Annuity Trust                 40%

     The names, addresses and principal occupations of the principal executive officer and each director of Aquila are as follows:

     Name                     Position with Aquila

     Lacy B. Herrmann         Chairman, Chief Executive Officer
                              and Director

     Diana P. Herrmann        President, Chief Operating Officer
                              and Director

     Elizabeth B. Herrmann    Director.

     The address of all of these individuals is 380 Madison
Avenue, Suite 2300, New York, NY 10017.

     Aquila Distributors, Inc. (the "Distributor") currently handles the distribution of the shares of fourteen funds (seven tax-free municipal bond funds, five money market funds and two equity funds), including the Trust. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities.

Other Information about BOIAC

     The Trustees noted that Banc One Investment Advisors Corporation ("BOIAC") is a wholly-owned subsidiary of Bank One, NA, in turn a wholly owned subsidiary of Banc One Ohio Corporation, a bank holding company, which is in turn a wholly owned subsidiary of BANC ONE CORPORATION ("Banc One"), also a bank holding company. The Trust has been advised that no single shareholder owns more than 10% of the outstanding voting securities of Banc One.

     The Trustees noted that Banc One currently has affiliate banking organizations in Kentucky, Arizona, Colorado, Illinois, Indiana, Ohio, Oklahoma, Texas, Utah, West Virginia and Wisconsin. On a consolidated basis, Banc One had assets of over $101.8 billion as of December 31, 1996. The Adviser was responsible for management of over $5.2 billion of investments in municipal obligations, of which $2.3 billion were held in mutual funds. The Adviser services Arizona clients at offices in Phoenix.

     The Trustees noted that BOIAC been the Trust's adviser since 1996, when it assumed advisory responsibilities from an affiliate, Bank One Arizona, N.A., with no change in personnel responsible for services to the Trust. Bank One Arizona had acted as the Trust's investment adviser, (pursuant to an agreement approved by the shareholders of the Trust in October, 1992, the ) since 1993, when BANC ONE CORPORATION acquired the Trust's former investment adviser Valley National Bank, N.A., which had acted as such since inception of the Trust in 1986. The Trust's advisory agreement was last submitted to the shareholders for approval in 1992 when BANC ONE CORPORATION acquired the Trust's former adviser.

     The Trustees noted that Todd Curtis is the officer of BOIAC who manages the Trust's portfolio. He has served as such since the inception of the Trust in March, 1986. Mr. Curtis is Vice President and Fixed Income Fund Manager of Banc One Investment Advisors and held similar positions with The Valley National Bank of Arizona, NA. He is a member of the BOIAC's Fixed Income Funds Sub-Committee. He is a graduate of Cornell College, has received an MBA degree from Arizona State University and is a Chartered Financial Analyst.

     BOIAC has advised the Trust that it is subject to the Glass-Steagall Act. The Glass-Steagall Act, among other things, prohibits, with certain exceptions, banks and bank holding companies from engaging in the business of issuing, underwriting, selling or distributing securities and from affiliating with companies engaged in those activities. In April 1971, the United States Supreme Court held, in Investment Company Institute v. Camp, that certain provisions of the Glass-Steagall Act applicable to both national and Federal Reserve member banks prohibit any such bank from operating a collective investment fund. The fund which was the subject of litigation was registered as an open-end investment company, and participations in the fund were offered on a continuous basis directly by the bank. Subsequent to that decision, the Board of Governors of the Federal Reserve System amended its Regulation Y to forbid a bank holding company or subsidiary thereof from organizing, sponsoring or controlling a registered open-end investment company continuously engaged in distributing its shares but to permit a non-banking subsidiary of a bank holding company to serve as investment adviser to a registered investment company, subject to a number of terms and conditions. The validity of this amendment to Regulation Y, as it relates to closed-end investment companies, was upheld by the Supreme Court in February, 1981 in Board of Governors v. Investment Company Institute. In addition, the Comptroller of the Currency has taken the position that a national bank having fiduciary powers may act as investment advisor to an open-end investment company. In the view of BOIAC, it is permitted under current Federal banking laws to perform the services for the Trust required by the current advisory agreement and the proposed sub-advisory agreement. However, future changes in federal or state statutes and regulations relating to the permissible activities of banks and bank holding companies, including their bank and non-bank subsidiaries, as well as future judicial or administrative decisions and interpretations of present and future statutes and regulations, might at some future time prevent it from continuing to serve in those capacities.

     In the event BOIAC is prohibited from acting as the Trust's investment sub-adviser, it is probable that the Trust's Manager or the Trustees would recommend to the shareholders the selection of another qualified sub-adviser.

     BOIAC believes that it must comply with the position of the Comptroller of the Currency referred to above and, because not legally applicable to a national bank acting as an investment adviser, need not comply with the provisions of Regulation Y (and the interpretations thereof) of the Board of Governors of the Federal Reserve System that specify the terms on which a non-banking subsidiary of a bank holding company may serve as investment adviser to an open-end investment company.

     Among the restrictions imposed by the Comptroller of the Currency are that BOIAC may not be involved in the promotion or distribution of shares of the Trust and that Trust accounts administered by BOIAC may not purchase shares of the Trust unless lawfully authorized by the instrument creating the relationship or by court order or by local law. Under Arizona law, if the portfolios of that investment company or investment trust consist of investments permitted by the applicable fiduciary instrument, BOIAC in its capacity as a fiduciary, may purchase shares of the Trust. Collective investment funds operated by BOIAC may not purchase shares of the Trust.

     The Chief Executive Officer and directors of BOIAC are as follows:

                    Position(s)
                    Held with
Name                Banc One
                    Advisors       Principal Occupation

Michael J.          Director       Executive Vice
McMennamin                         President and Chief Financial
                                   Officer BANC ONE CORPORATION

Frederick L.        Director       Chairman and Chief Executive
Cullen                             Officer, Bank One, NA and
                                   President and Chief Executive
                                   Officer, Banc One Ohio
                                   Corporation

David R.            Director       Chairman and Chief Executive
Meuse                              Officer, Banc One Capital
                                   Holdings Corporation

Garrett             Director       President and Chief Executive
Jamison                            Officer, Fiduciary and
                                   Specialized Services Group,
                                   Banc One Investment Management
                                   and Trust Group

Geoff               Director       Senior Managing Director, Banc
Von Kuhn                           One Institutional Asset
                                   Management Services Group,
                                   Banc One Investment Management
                                   and Trust Group

Michael V.          Secretary      Attorney, BANC ONE CORPORATION
Wible

David J.            Chairman and   Chairman and Chief Executive
Kundert             Chief          Officer, Banc One Investment
                    Executive      Management and Trust Group
                    Officer

     The address of these persons is 1111 Polaris Parkway, Columbus, OH 43240.

     BOIAC acts as investment adviser to the following investment companies, which have similar investment objectives to those of the Trust:



                                             Annual Fee
                                             (With Waiver/
Fund Name                Net Assets          Without Waivers)


The One Group            $486,664,000        .35%/.45%
Municipal Income Fund

The One Group            $462,853,000        .40%/.60%
Intermediate Tax-Free
Bond Fund

The One Group Ohio       $163,602,000        .30%/.60%
Municipal Bond Fund

The One Group Kentucky   $124,783,000        .40%/.45%
Municipal Bond Fund

The One Group Arizona    $257,255,000        .40%/.45%
Municipal Bond Fund

The One Group Louisiana  $165,671,000        .40%/.60%
Municipal Bond Fund

The One Group West       $ 97,692,000        .40%/.45%
Virginia Municipal
Bond Fund

Churchill Tax-Free       $114,050,222        .14%
Fund of Kentucky


Fee Arrangements

     There will be no increase in overall management fees paid by the Trust as a result of the new arrangements. Under the Advisory and Administration Agreement, the Trust will pay to Aquila a fee payable monthly and computed on the net asset value of the Trust as of the close of business each business day at the annual rate of 0.50 of 1% of such net asset value, provided, however, that for any day that the Trust pays or accrues a fee under the Distribution Plan of the Trust based upon the assets of the Trust (other than a fee allocable by class to certain shares of the Trust), the annual management fee shall be payable at the annual rate of 0.40 of 1% of such net asset value. Under the Sub-Advisory Agreement, Aquila will pay a fee to the Sub-Adviser payable monthly and computed on the net asset value of the Trust as of the close of business each business day at the annual rate of 0.25 of 1% of such net asset value, provided, however, that for any day that the Trust pays or accrues a fee under the Distribution Plan of the Trust based upon the assets of the Trust (other than a fee allocable by class to certain shares of the Trust), the annual sub-advisory fee shall be payable at the annual rate of 0.20 of 1% of such net asset value.

     Payments under the Trust's Distribution Plan began in 1994.
In the opinion of the Trust's management, there is no foreseeable possibility that the current payments under the Distribution Plan will be eliminated.

                        Annual Fee Rates

     (Fee rates are annual rates as a percentage of the Trust's average daily net assets.)



                                                  Under
                                                  arrangements
Type of payment          Under arrangements       if Proposals 2
made by the Trust        currently in effect      and 3 are
                                                  adopted


Advisory fee             0.20 of 1%               0.40 of 1%

(Sub-Advisory fee
paid by the Adviser)     0                        (0.20 of 1%)

Administration fee       0.20 of 1%               0

Total Payments
by the Trust             0.40 of 1%               0.40 of 1%




     The following table shows the advisory and administration fees the Trust paid during its last fiscal year, the fees it would have paid if the proposed arrangements had been in effect during that fiscal year and the percentage change.




Type of payment     Amount         Amount that would   Difference between
by the Trust        actually paid  have been paid      the old and new
                                   if the new          arrangements as a
                                   arrangements        percentage of the
                                   had been in effect  old arrangements


Advisory fee        $782,451       $1,564,902               200%
(Sub-Advisory
fee Paid by
the Adviser)        0              ($782,451)                    N/A

Administration
fee                 $782,451            0                   0%

Total payments      $1,564,902     $1,564,902               0%



     Proposals No. 2 and No. 3 are designed to operate together. Neither separately will have the intended results. Neither proposal will be implemented unless both are approved by shareholders. Accordingly, the proposed new Investment Advisory and Administration Agreement and the proposed Sub-Advisory Agreement will go into effect upon approval by shareholders of both Proposals No. 2 and 3. If these proposals are not both approved, the current arrangements will remain in effect. The Board of Trustees will consider what further action is appropriate, which could include calling another shareholder meeting.

     The Trustees also noted that in addition to the foregoing matters, Aquila has more than twelve years of experience in forming and administering tax-exempt municipal bond funds, including identifying and securing the services of competent local investment advisers. The Trustees also noted that Aquila had secured the agreement of BOIAC to serve as the Trust's Sub-Adviser on the terms described in Proposal No. 3.

     For the reasons set forth above, at an in-person meeting called and held for the purpose in June, 1997, the Board of Trustees, including a majority of the Trustees who are not parties to the Advisory and Administration Agreement or the Sub-Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party (the "Independent Trustees"), voted to approve the Advisory Agreement and Sub-Advisory Agreement.

          ACTION ON A NEW INVESTMENT ADVISORY AND
          ADMINISTRATION AGREEMENT WHICH WILL PROVIDE
          THAT ALL ADVISORY FEES AND ADMINISTRATION
          FEES WILL BE PAID TO AQUILA MANAGEMENT
          CORPORATION ALTHOUGH COMBINED ADVISORY AND
          ADMINISTRATION FEES WILL REMAIN AT THE
          CURRENT LEVEL
                        (PROPOSAL NO. 2)

     The new Investment Advisory and Administration Agreement (the "Advisory Agreement") has several parts, most of which are substantially identical to corresponding provisions in the Trust's former advisory agreements and administration agreement. The Advisory Agreement contains provisions relating to investment advice for the Trust and management of its portfolio that are substantially identical to prior advisory agreements, except that the Adviser has the power to delegate its advisory functions to a Sub-Adviser, which it will employ at its own expense. The Advisory Agreement contains provisions relating to administrative services that are substantially identical to those contained in the Trust's current and prior administration agreements. In the following description, Aquila is referred to as the "Manager."

Description of the Investment Advisory and Administration
Agreement

     The Advisory Agreement provides that subject to the direction and control of the Board of Trustees of the Trust, the Manager shall:

     (i) supervise continuously the investment program of the Trust and the composition of its portfolio;

     (ii) determine what securities shall be purchased or sold by the Trust;

     (iii) arrange for the purchase and the sale of securities held in the portfolio of the Trust; and

     (iv) at its expense provide for pricing of the Trust's portfolio daily using a pricing service or other source of pricing information satisfactory to the Trust and, unless otherwise directed by the Board of Trustees, provide for pricing of the Trust's portfolio at least quarterly using another such source satisfactory to the Trust.

     The Advisory Agreement provides that, subject to the termination provisions described below, the Manager may at its own expense delegate to a qualified organization ("Sub-Adviser"), affiliated or not affiliated with the Manager, any or all of the above duties. Any such delegation of the duties set forth in (i),
(ii) or (iii) above shall be by a written agreement (the "Sub-Advisory Agreement") approved as provided in Section 15 of the Investment Company Act of 1940. The Manager will delegate all of such functions to BOIAC under the proposed Sub-Advisory Agreement. See "Background and Reasons for Proposals No. 2 and No. 3."

     The Advisory Agreement provides that subject to the direction and control of the Board of Trustees of the Trust, the Manager shall provide all administrative services to the Trust other than those relating to its investment portfolio which have been delegated to a Sub-Adviser of the Trust under a Sub-Advisory Agreement; as part of such administrative duties, the Manager shall:

     (i) provide office space, personnel, facilities and equipment for the performance of the following functions and for the maintenance of the headquarters of the Trust;

     (ii) oversee all relationships between the Trust and any sub-adviser, transfer agent, custodian, legal counsel, auditors and principal underwriter, including the negotiation of agreements in relation thereto, the supervision and coordination of the performance of such agreements, and the overseeing of all administrative matters which are necessary or desirable for the effective operation of the Trust and for the sale, servicing or redemption of the Trust's shares;

     (iii) maintain the Trust's books and records, (other than accounting books and records) and prepare (or assist counsel and auditors in the preparation of) all required proxy statements, reports to the Trust's shareholders and Trustees, reports to and other filings with the Securities and Exchange Commission and any other governmental agencies, and tax returns, and oversee the insurance relationships of the Trust;

     (iv) prepare, on behalf of the Trust and at the Trust's expense, such applications and reports as may be necessary to register or maintain the registration of the Trust and/or its shares under the securities or "Blue-Sky" laws of all such jurisdictions as may be required from time to time;

     (v) respond to any inquiries or other communications of shareholders of the Trust and broker-dealers, or if any such inquiry or communication is more properly to be responded to by the Trust's shareholder servicing and transfer agent or distributor, oversee such shareholder servicing and transfer agent's or distributor's response thereto.

     The Advisory Agreement contains provisions relating to compliance of the investment program, responsibility of the Manager for any investment program managed by it, allocation of brokerage, and responsibility for errors that are substantially the same as the corresponding provisions in the Sub-Advisory Agreement. See Proposal No. 3.

     The Advisory Agreement provides that the Manager shall, at its own expense, provide office space, facilities, equipment, and personnel for the performance of its functions thereunder and shall pay all compensation of Trustees, officers, and employees of the Trust who are affiliated persons of the Manager.

     The Trust shall bear the costs of preparing and setting in type its prospectuses, statements of additional information and reports to its shareholders, and the costs of printing or otherwise producing and distributing those copies of such prospectuses, statements of additional information and reports as are sent to its shareholders. All costs and expenses not expressly assumed by the Manager under the agreement or otherwise by the Manager, administrator or principal underwriter or by any Sub-Adviser shall be paid by the Trust, including, but not limited to (i) interest and taxes; (ii) brokerage commissions;
(iii) insurance premiums; (iv) compensation and expenses of its Trustees other than those affiliated with the Manager or such sub-adviser, administrator or principal underwriter; (v) legal and audit expenses; (vi) custodian and transfer agent, or shareholder servicing agent, fees and expenses; (vii) expenses incident to the issuance of its shares (including issuance on the payment of, or reinvestment of, dividends); (viii) fees and expenses incident to the registration under Federal or State securities laws of the Trust or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Trust; (x) all other expenses incidental to holding meetings of the Trust's shareholders; and
(xi) such non-recurring expenses as may arise, including litigation affecting the Trust and the legal obligations for which the Trust may have to indemnify its officers and Trustees.

     Under the Advisory and Administration Agreement, the Trust will pay to Aquila a fee payable monthly and computed on the net asset value of the Trust as of the close of business each business day at the annual rate of 0.50 of 1% of such net asset value, provided, however, that for any day that the Trust pays or accrues a fee under the Distribution Plan of the Trust based upon the assets of the Trust (other than a fee allocable by class to certain shares of the Trust), the annual management fee shall be payable at the annual rate of 0.40 of 1% of such net asset value.

     The Advisory Agreement provides that the Sub-Advisory Agreement may provide for its termination by the Manager upon reasonable notice, provided, however, that the Manager agrees not to terminate the Sub-Advisory Agreement except in accordance with such authorization and direction of the Board of Trustees, if any, as may be in effect from time to time.

     The Advisory Agreement provides that it will become effective on the date of its approval by the shareholders of the Trust and will, unless terminated as hereinafter provided, continue in effect until the December 31 next preceding the second anniversary of the effective date of the Advisory Agreement, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually (1) by a vote of the Trust's Board of Trustees, including a vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party, with votes cast in person at a meeting called for the purpose of voting on such approval, or (2) by a vote of the holders of a "majority" (as so defined) of the outstanding voting securities of the Trust and by such a vote of the Trustees.

     The Advisory Agreement provides that it may be terminated by the Manager at any time without penalty upon giving the Trust sixty days' written notice (which notice may be waived by the Trust) and may be terminated by the Trust at any time without penalty upon giving the Manager sixty days' written notice (which notice may be waived by the Manager), provided that such termination by the Trust shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the 1940 Act) of the voting securities of the Trust outstanding and entitled to vote. The specific portions of the Advisory Agreement which relate to providing investment advisory services will automatically terminate in the event of the assignment (as defined in the 1940
Act) of the Advisory Agreement, but all other provisions relating to providing services other than investment advisory services will not terminate, provided however, that upon such an assignment the annual fee payable monthly and computed on the net asset value of the Trust as of the close of business each business day shall be reduced to the annual rate of 0.27 of 1% of such net asset value. The Manager agrees that it will not exercise its termination rights for at least three years from the effective date of the Advisory Agreement, except for regulatory reasons.

Action Requested

THE BOARD OF TRUSTEES RECOMMENDS THAT THE PROPOSED INVESTMENT
ADVISORY AND ADMINISTRATION AGREEMENT DESCRIBED ABOVE BE
APPROVED. See "Background and Reasons for Proposals No. 2 and No.
3" for the reasons.

Vote Required

     The favorable vote of the holders of a majority (as defined in the 1940 Act) of the outstanding shares of the Trust, is required for the approval of this Proposal No. 2. Under the 1940 Act, the vote of the holders of a majority of the outstanding shares of the Trust means the vote of the holders of the lesser of (a) 67% or more of the shares of the Trust present at the Meeting or represented by proxy if the holders of more than 50% of such shares are so present or represented, or (b) more than 50% of the outstanding shares of the Trust, with one (1) vote for each dollar ( and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of all of the Trust's three classes of shares.

     The meeting can be adjourned by the affirmative vote of a majority of the shares present in person or by proxy. In voting for an adjournment, the proxies will consider all relevant factors, including possible delay of receipt of proxies and whether or not a substantial number of negative votes have been cast with respect to any proposal. The shares of shareholders who have voted by proxy against a proposal will be voted against adjournment.



          ACTION UPON A PROPOSED NEW SUB-ADVISORY
          AGREEMENT BETWEEN AQUILA MANAGEMENT
          CORPORATION AS MANAGER AND BOIAC AS SUB-
          ADVISER
                        (PROPOSAL NO. 3)

     The proposed Sub-Advisory Agreement (the "Sub-Advisory Agreement") has substantially the same terms as the current advisory Agreement, except that the Sub-Advisory Agreement is with the Manager and not with the Trust, the compensation of the Sub-Advisor is paid by the Manager and not by the Trust and the state-imposed expense limitation described above has been eliminated.

     The Sub-Advisory Agreement provides that the Manager appoints BOIAC as Sub-Adviser to render, to the Manager and to the Trust, investment research and advisory services as set forth below under the supervision of the Manager and subject to the approval and direction of the Board of Trustees of the Trust.
The Sub-Advisory Agreement provides that the Sub-Adviser will act as managerial investment adviser to the Trust with respect to the investment of the Trust's assets, and will supervise and arrange the purchase of securities for and the sale of securities held in the portfolio of the Trust.

     The Sub-Advisory Agreement provides in general that subject to the direction and control of the Manager and the Board of Trustees of the Trust, the Sub-Adviser shall:

     (i) supervise continuously the investment program of the Trust and the composition of its portfolio;

     (ii) determine what securities shall be purchased or sold by the Trust;

     (iii) arrange for the purchase and the sale of securities held in the portfolio of the Trust;

     (iv) either keep the accounting records of the Trust, including the computation of the net asset value per share and the dividends, or, at the Adviser's expense and responsibility, to delegate these accounting duties in whole or in part to a company satisfactory to the Trust.

     (v) at its expense provide for pricing of the Trust's portfolio daily using a pricing service or other source of pricing information satisfactory to the Trust and, unless otherwise directed by the Board of Trustees, provide for pricing of the Trust's portfolio at least quarterly using another such source satisfactory to the Trust; and

     (vi) consult with the Manager in connection with its duties thereunder.

     The Sub-Advisory Agreement provides that any investment program furnished by the Sub-Adviser shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the Investment Company Act of 1940 (the "Act") and any rules or regulations in force thereunder; (2) any other applicable laws, rules and regulations; (3) the Declaration of Trust and By-Laws of the Trust as amended from time to time; (4) any policies and determinations of the Board of Trustees of the Trust; and (5) the fundamental policies of the Trust, as reflected in its registration statement under the Act or as amended by the shareholders of the Trust.

     The Sub-Advisory Agreement provides that the Sub-Adviser shall give to the Manager and to the Trust the benefit of its best judgment and effort in rendering services thereunder, but the Sub-Adviser shall not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon (i) its own investigation and research or (ii) investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith by the Sub-Adviser. Nothing therein contained shall, however, be construed to protect the Sub-Adviser against any liability to the Trust or its security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

     The Sub-Advisory Agreement provides that nothing in it shall prevent the Sub-Adviser or any affiliated person (as defined in the Act) of the Sub-Adviser from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or restrict the Sub-Adviser or any such affiliated person from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Sub-Adviser expressly represents that, while acting as Sub-Adviser, it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Trust under the Agreement. It is agreed that the Sub-Adviser shall have no responsibility or liability for the accuracy or completeness of the Trust's Registration Statement under the Act and the Securities Act of 1933, except for information supplied by the Sub-Adviser for inclusion therein. The Sub-Adviser shall promptly inform the Trust as to any information concerning the Sub-Adviser appropriate for inclusion in such Registration Statement, or as to any transaction or proposed transaction which might result in an assignment (as defined in the Act) of the Agreement. To the extent that the Manager is indemnified under the Trust's Declaration of Trust with respect to the services provided under the Agreement by the Sub-Adviser, the Manager agrees to provide the Sub-Adviser the benefits of such indemnification.

     The Sub-Advisory Agreement provides that in connection with its duties to arrange for the purchase and sale of the Trust's portfolio securities, the Sub-Adviser shall select such broker-dealers ("dealers") as shall, in the Sub-Adviser's judgment, implement the policy of the Trust to achieve "best execution," i.e., prompt, efficient, and reliable execution of orders at the most favorable net price. The Sub-Adviser shall cause the Trust to deal directly with the selling or purchasing principal or market maker without incurring brokerage commissions unless the Sub-Adviser determines that better price or execution may be obtained by paying such commissions; the Trust expects that most transactions will be principal transactions at net prices and that the Trust will incur little or no brokerage costs. The Trust understands that purchases from underwriters include a commission or concession paid by the issuer to the underwriter and that principal transactions placed through dealers include a spread between the bid and asked prices. In allocating transactions to dealers, the Sub-Adviser is authorized to consider, in determining whether a particular dealer will provide best execution, the dealer's reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or commission available if the Sub-Adviser determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the dealer, viewed either in terms of the particular transaction or the Sub-Adviser's overall responsibilities. If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Sub-Adviser is authorized, in making such allocation, to consider (i) whether a dealer has provided research services, as further discussed below; and (ii) whether a dealer has sold shares of the Trust. Such research may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries, as well as on market, economic, or institutional activities. The Trust recognizes that no dollar value can be placed on such research services or on execution services and that such research services may or may not be useful to the Trust and may be used for the benefit of the Sub-Adviser or its other clients.

     The Sub-Advisory Agreement provides that the Sub-Adviser agrees to maintain, and to preserve for the periods prescribed, such books and records with respect to the portfolio transactions of the Trust as are required by applicable law and regulation, and agrees that all records which it maintains for the Trust on behalf of the Manager shall be the property of the Trust and shall be surrendered promptly to the Trust or the Manager upon request. The Sub-Adviser agrees to furnish to the Manager and to the Board of Trustees of the Trust such periodic and special reports as each may reasonably request.

     The Sub-Advisory Agreement provides that the Sub-Adviser shall bear all of the expenses it incurs in fulfilling its obligations under the Agreement. In particular, but without limiting the generality of the foregoing: the Sub-Adviser shall furnish the Trust, at the Sub-Adviser's expense, all office space, facilities, equipment and clerical personnel necessary for carrying out its duties under the Agreement. The Sub-Adviser shall supply, or cause to be supplied, to any investment adviser, administrator or principal underwriter of the Trust all necessary financial information in connection with such adviser's, administrator's or principal underwriter's duties under any agreement between such adviser, administrator or principal underwriter and the Trust. The Sub-Adviser will also pay all compensation of the Trust's officers, employees, and Trustees, if any, who are affiliated persons of the Sub-Adviser.

      The Sub-Advisory Agreement provides that the Manager agrees to pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation for all services rendered by the Sub-Adviser as such, a management fee payable monthly and computed on the net asset value of the Trust as of the close of business each business day at the annual rate of 0.25 of 1% of such net asset value, provided, however, that for any day that the Trust pays or accrues a fee under the Distribution Plan of the Trust based upon the assets of the Trust (other than a fee allocable by class to certain shares of the Trust), the annual management fee shall be payable at the annual rate of 0.20 of 1% of such net asset value.

     The Sub-Advisory Agreement provides that it will become effective on the day it is approved by the shareholders of the Trust (the "Effective Date") and shall, unless terminated as thereinafter provided, continue in effect until the December 31 next preceding the second anniversary of the effective date of the Agreement, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually
(1) by a vote of the Trust's Board of Trustees, including a vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" (as defined in the Act) of any such party, with votes cast in person at a meeting called for the purpose of voting on such approval, or (2) by a vote of the holders of a "majority" (as so defined) of the outstanding voting securities of the Trust and by such a vote of the Trustees.

     The Sub-Advisory Agreement provides that it may be terminated by the Sub-Adviser at any time without penalty upon giving the Manager and the Trust sixty days' written notice (which notice may be waived). It may be terminated by the Manager or the Trust at any time without penalty upon giving the Sub-Adviser sixty days' written notice (which notice may be waived by the Sub-Adviser), provided that such termination by the Trust shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the Act) of the voting securities of the Trust outstanding and entitled to vote. The Sub-Advisory Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act) or the termination of the Advisory and Administration Agreement. The Sub-Adviser agrees that it will not exercise its termination rights for at least three years from the effective date of the Agreement, except for regulatory reasons.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE PROPOSED SUB-ADVISORY
AGREEMENT DESCRIBED ABOVE BE APPROVED. See "Background and
Reasons for Proposals No. 2 and No. 3" for the reasons.

Vote Required

     The favorable vote of the holders of a majority (as defined in the 1940 Act) of the outstanding shares of the Trust, is required for the approval of this Proposal No. 3. See Proposal
No. 2 for a description of such a majority.



                RECEIPT OF SHAREHOLDER PROPOSALS

     Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Trust's proxy statement and proxy card for a particular annual meeting. One of these conditions relates to the timely receipt by the Trust of any such proposal. Under these rules, proposals submitted for inclusion in the proxy material for the Trust's next annual meeting after the meeting to which this Proxy Statement relates must be received by the Trust not less than 120 days before the anniversary of the date stated in this Proxy Statement for the first mailing of this Proxy Statement. The date for such submission could change, depending on the scheduled date for the next annual meeting; if so, the Trust will so advise you.

     The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in the Trust's proxy material, since there are other requirements in the proxy rules relating to such inclusion.

                         OTHER BUSINESS

     The Trust does not know of any other matter which will come up for action at the Meeting. If any other matter or matters properly come up for action at the Meeting, including any adjournment of the Meeting, the proxy holders will vote the shares which the proxy cards entitle them to vote in accordance with their judgment on such matter or matters. That is, by signing and returning your proxy card, you give the proxy holders discretionary authority as to any such matter or matters.

                    TAX-FREE TRUST OF ARIZONA

                 PROXY FOR SHAREHOLDERS MEETING
                        NOVEMBER 6, 1997

            PROXY SOLICITED ON BEHALF OF THE TRUSTEES

     The undersigned shareholder of TAX-FREE TRUST OF ARIZONA (the "Trust") does hereby appoint LACY B. HERRMANN, DIANA P. HERRMANN and EDWARD M. W. HINES, or either of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Trust to be held on November 6, 1997, at The Ritz-Carlton, 2401 East Camelback Road, Phoenix, AZ 85016 at 1:00 p.m. local time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed below.

     Please mark your proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.

     Management recommends a vote FOR all nominees listed below and FOR the proposals listed below. The shares represented hereby will be voted as indicated below or FOR if no choice is indicated.

     As to any other matter said attorneys shall vote in accordance with their best judgment.


          Election of Trustees---.
                __
               [__]       FOR all nominees listed below
                __
               [__]       VOTE WITHHELD for all nominees listed
                               below

(Instructions: To withhold authority to vote for any one or more of the nominees, strike a line through the name of that nominee or the names of such nominees in the list below.)

    LACY B. HERRMANN; PHILIP E. ALBRECHT; ARTHUR K. CARLSON;
   THOMAS W. COURTNEY; WILLIAM L. ENSIGN; DIANA P. HERRMANN;
                JOHN C. LUCKING; ANNE J. MILLS;

        Action on selection of KPMG Peat
        Marwick as independent
        auditors;
                               __           __            __
(Proposal No. 1)          FOR [__] AGAINST [__]  ABSTAIN [__]


        Action on proposed Investment
        Advisory and Administration Agreement with
        Aquila Management Corporation
                               __           __            __
(Proposal No. 2)          FOR [__] AGAINST [__]  ABSTAIN [__]

        Action on proposed Sub-Advisory
        Agreement with Banc one Investment
        Advisors Corporation



                 Dated:  ____________  ______, 1997
                            Month        Day


__________________________________
              SIGNATURE(S)


__________________________________
                    SIGNATURE(S)

PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as a custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your full title as such. Joint owners should each sign.